                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 2003
                           ---------------------------

                                 Citigroup Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                   1-9924                      52-1568099
      ---------------            -----------               -------------------
      (State or other            (Commission                  (IRS Employer
      jurisdiction of           File Number)               Identification No.)
       incorporation)



                    399 Park Avenue, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit Number
         --------------

             99.1         Citigroup Asset Management memo to senior management.



Item 9.  Regulation FD Disclosure.

On November 25, 2003, Citigroup Asset Management released a memo to its senior management team.

Exhibit 99.1 is a copy of the memo. The memo is being furnished pursuant to Item 9 of this Current Report on Form 8-K, and the information contained in Exhibit
99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit
99.1 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 26, 2003     CITIGROUP INC.


                              By:   /s/ Michael S. Helfer
                                 -----------------------------------------------
                              Name: Michael S. Helfer
                              Title: General Counsel and Corporate Secretary

                                  EXHIBIT INDEX


         Exhibit Number
         --------------

             99.1        Citigroup Asset Management memo to senior management.